Supplement, dated May 20, 2002, to the
                       Prospectus, dated February 1, 2002,
                of Seligman Municipal Series Trust (the "Series")
                                on behalf of its:
                 Seligman California Municipal High-Yield Series
                  Seligman California Municipal Quality Series
                        Seligman Florida Municipal Series
                    Seligman North Carolina Municipal Series


The following sentence is inserted immediately after the first sentence in the second paragraph under "Principal Investment Strategies" on page 1 of the Series' Prospectus:

      "This principal investment strategy is fundamental and may be changed only with shareholder approval."

The second sentence of the last paragraph under "Principal Investment Strategies" on page 2 of the Series' Prospectus has been revised as follows:

      "Except as otherwise noted, the principal investment strategies may be changed without shareholder approval."